Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

Supplement dated March 1, 2010, to the Prospectus dated May 1, 2009, as previously supplemented on

August 12, 2009, December 11, 2009, December 18, 2009, January 5, 2010, January 13, 2010, and February 1, 2010.

This supplement contains important information about the VT Small/Mid Cap Value Fund (“the Fund”).

At a meeting of the Wells Fargo Advantage Funds Board of Trustees (the “Board”) held on

January 11, 2010, the Board approved the change of the Fund’s name, as well as changes to the Investment Objective, the Principal Investments and the Principal Investment Strategies of the Fund. Effective

May 1, 2010, the Fund’s name will be VT Small Cap Value Fund, and the new Investment Objective, Principal Investments and Principal Investment Strategies will be as follows:

Investment Objective

The VT Small Cap Value Fund seeks long-term capital appreciation.

Principal Investments

Under normal circumstances, we invest:

at least 80% of the Fund’s net assets in equity securities of small-capitalization companies; and

up to 30% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments.

Principal Investment Strategies

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index.The market capitalization range of the Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

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